38983-P1 1/26

PUTNAM VARIABLE TRUST

SUPPLEMENT DATED JANUARY 26, 2026

TO THE SUMMARY PROSPECTUS, PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

EACH DATED MAY 1, 2025

OF PUTNAM VT RESEARCH FUND (THE “FUND”)

The Fund’s Board of Trustees has approved a change to the Fund’s name and the addition of a new 80% investment policy. Therefore, the Fund’s Summary Prospectus, Prospectus and SAI are amended as follows:

a.	Effective May 1, 2026, all references to “Putnam VT Research Fund” in the Fund’s Summary Prospectus, Prospectus and SAI are replaced with “Putnam VT U.S. Research Fund”.

b.	Effective May 1, 2026, the following is added to the beginning of the section titled “Investments, risks and performance – Investments” in the Fund’s Summary Prospectus and Prospectus.

Under normal circumstances, the fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes, if any) in equity securities of companies located in the United States. This policy may be changed only after 60 days’ notice to shareholders. Equity securities include common stocks, preferred stocks, and convertible securities. We consider a company to be located in the United States if the company’s securities trade in the United States, the company is headquartered or organized in the United States or the company derives a majority of its revenues or profits in the United States.

Please retain this supplement for future reference.